UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 4, 2024
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Element Solutions Inc
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(Exact name of registrant as specified in its charter)

Delaware	001-36272	37-1744899
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 East Broward Boulevard,	Suite 1860	33394
Fort Lauderdale,	Florida	(Zip Code)
(Address of principal executive offices)
Registrant's telephone number, including area code:   (561) 207-9600

Not Applicable
________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ESI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As described in Item 5.07 below, at the 2024 Annual Meeting (as defined below), the stockholders of Element Solutions Inc (the "Company") approved the adoption of the Element Solutions Inc 2024 Incentive Compensation Plan (the "2024 Plan"). The total number of shares of common stock of the Company that may be subject to awards under the 2024 Plan is 10,000,000 shares.
A more detailed summary of the 2024 Plan is set forth in the Company's Proxy Statement (as defined below) under the caption "Proposal 3 — Approval of 2024 Incentive Compensation Plan," which summary is incorporated herein by reference.
The description of the 2024 Plan contained herein and the summary do not purport to be complete and are qualified in their entirety by reference to the full text of the 2024 Plan, a copy of which is included in Appendix A to the Company's Proxy Statement and filed herewith as Exhibit 10.1.
Item 5.07. Submission of Matters to a Vote of Security Holders.
On June 4, 2024, the Company held its 2024 annual meeting of stockholders (the "2024 Annual Meeting"). The proposals submitted to a stockholder vote at the meeting were described in detail in the Company's Definitive Proxy Statement for the 2024 Annual Meeting, as filed with the Securities and Exchange Commission on April 19, 2024 (the "Proxy Statement"). The Company's stockholders present at the meeting or by proxy represented 228,318,630 shares of common stock (or 94.32% of the 242,063,821 outstanding shares of common stock of the Company at April 8, 2024, the record date for the 2024 Annual Meeting). Set forth below are the final voting results for each of the proposals submitted to the Company's stockholders at the 2024 Annual Meeting.
Proposal 1 - Election of Directors — The stockholders entitled to vote elected each of the eight director nominees set forth in the Proxy Statement to serve until the Company's 2025 annual meeting of stockholders or until his or her respective successor is duly elected and qualified. The voting results were as follows:

Nominee	For	Against	Abstain	Broker Non-Votes
Sir Martin E. Franklin	214,404,106	6,329,894	67,215	7,517,415
Benjamin Gliklich	219,789,607	942,789	68,819	7,517,415
Ian G.H. Ashken	197,222,963	23,436,490	141,762	7,517,415
Elyse Napoli Filon	220,539,867	193,821	67,527	7,517,415
Christopher T. Fraser	149,272,106	71,461,465	67,644	7,517,415
Michael F. Goss	203,108,203	17,623,851	69,161	7,517,415
E. Stanley O'Neal	198,467,218	22,266,569	67,428	7,517,415
Susan W. Sofronas	219,075,159	1,658,020	68,036	7,517,415
Proposal 2 - Say-on-Pay Vote — The proposal on the advisory resolution to approve the compensation of the Company's named executive officers received the following votes:

For	Against	Abstain	Broker Non-Votes
171,333,404	49,388,062	79,749	7,517,415

Proposal 3 - Approval of 2024 Incentive Compensation Plan - The proposal to approve the 2024 Plan, effective June 4, 2024, received the following votes:

For	Against	Abstain	Broker Non-Votes
170,095,969	48,068,461	2,636,785	7,517,415
Proposal 4 - Ratification of Auditors — The proposal for the ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for 2024 received the following votes:

For	Against	Abstain	Broker Non-Votes
227,588,112	654,906	75,612	--
Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.
The following exhibits are filed or furnished herewith:

Exhibit Number	Description
10.1	Element Solutions Inc 2024 Incentive Compensation Plan (filed as Appendix A to the Company's Definitive Proxy Statement, as filed on April 19, 2024, and incorporated herein by reference)
104	Cover Page Interactive Data File (formatted as Inline XBRL)(furnished only)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELEMENT SOLUTIONS INC
(Registrant)
June 5, 2024	/s/ John E. Capps
(Date)	John E. Capps
Executive Vice President, General Counsel and Secretary